Supplement dated February 29, 2016, to the
Prospectus for your Variable Annuity
Issued by

ALLSTATE LIFE INSURANCE COMPANY
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

This supplement amends certain disclosure contained in the prospectus for your Variable Annuity contract issued by Allstate Life Insurance Company or Allstate Life Insurance Company of New York.

The following Portfolios will be liquidated effective on April 29, 2016 (“Liquidation Date”):

Morgan Stanley VIS Money Market Portfolio – Class X
Morgan Stanley VIS Money Market Portfolio – Class Y

On the Liquidation Date, the above Portfolios will no longer be available under your Annuity contract, and any Contract Value allocated to either of these liquidated Portfolios will be transferred, as of the close of business on the Liquidation Date, to the Default Transfer Portfolios, as follows:

Liquidated Portfolio	Default Transfer Portfolio

Morgan Stanley VIS Money Market Portfolio – Class X	Fidelity VIP® Government Money Market Portfolio – Initial Class
Morgan Stanley VIS Money Market Portfolio – Class Y	Fidelity VIP® Government Money Market Portfolio – Service Class 2

Please note that you have the ability to transfer out of the above Liquidated Portfolios any time prior to the Liquidation Date.  Such transfers will be free of charge and will not count as one of your annual free transfers under your Annuity contract.  Also, for a period of 60 days after the Liquidation Date, any Contract Value that was transferred to the Fidelity VIP® Government Money Market Portfolio – Initial Class or to the Fidelity VIP® Government Money Market Portfolio – Service Class 2 as the result of the liquidations can be transferred free of charge and will not count as one of your annual free transfers.  It is important to note that any Portfolio into which you make your transfer will be subject to the transfer limitations described in your prospectus.  Please refer to your prospectus for detailed information about investment options.

After the Liquidation Date, the above-listed Liquidated Portfolios will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates any of the above Liquidated Portfolios will be deemed instruction for the Fidelity VIP® Government Money Market Portfolio – Initial Class or the Fidelity VIP® Government Money Market Portfolio – Service Class 2, as applicable.  This includes but is not limited to, systematic withdrawals, Dollar Cost Averaging, and Auto Rebalancing.

You may wish to consult with your financial representative to determine if your existing allocation instructions should be changed before or after the Liquidation Date.

If you have any questions, please contact your financial representative or our Variable Annuities Service Center at (800) 457-7617.  Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

        Please keep this supplement together with your prospectus for future reference.  No other action is required of you.